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                                  EXHIBIT 23.3

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-95908, 333-64044, 333-100310, and 333-109882 on Form S-8 of Vermont Pure
Holdings, Ltd. of our report, dated December 14, 2001, appearing in the Annual Report on Form 10-K of Vermont Pure Holdings, Ltd. for the year ended October 31, 2003.

                                              /s/ Feldman Sherb & Co., P.C
                                                  Feldman Sherb & Co., P.C
                                                  Certified Public Accountants

New York, New York
January 23, 2004